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                                                                    EXHIBIT 10.7

                              SALARY AMENDMENTS FOR
                           CERTAIN EXECUTIVE OFFICERS



        NAME AND TITLE OF           2004 ANNUAL    2005 ANNUAL   EFFECTIVE
        EXECUTIVE OFFICER           BASE SALARY   BASE SALARY       DATE
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Brian A. Markison,                   $750,000       $825,000        8/1/2005
President and Chief
Executive Officer
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Stephen J. Andrzejewski,             $340,008       $380,000        8/1/2005
Chief Commercial
Officer
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Frederick Brouillette, Jr.,          $236,250       $296,000        8/1/2005
Corporate Compliance
Officer
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